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                   Strategic Partners Asset Allocation Funds

                   Supplement dated February 6, 2003 to the
         Prospectus and Statement of Additional Information (SAI) dated
                               September 27, 2002.
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   The following information amends the section of the Prospectus entitled 'How to Buy, Sell and Exchange Shares of the Funds--Waiving Class C's Initial Sales Charge' and amends the section of the SAI entitled 'Purchase, Redemption and Pricing of Fund Shares--Waiver of Initial Sales Charge--Class C Shares.' The information in this Supplement supersedes any contrary information that may be contained either in the Prospectus or in the SAI.

   The information in this Supplement modifies the information in the supplement dated January 9, 2003 to the Prospectus and SAI of the Funds.

   Limited Offer. As of February 7, 2003, the limited offer whereby investors can purchase Class C shares of the Funds without an initial sales charge will no longer be available.



MFSP504C3